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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 29, 2002



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



      Delaware                        0-20570                  59-2712887
(State or other jurisdiction    (Commission File             (IRS Employer
of incorporation)                     Number)                Identification No.)



           152 West 57th Street, New York, NY                    10019
          (Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

      99.1  USA Networks, Inc. Presentation prepared January 29, 2002.

ITEM 9. REGULATION FD DISCLOSURE

      A copy of the Registrant's presentation prepared January 29, 2002, appearing in Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA NETWORKS, INC.


                                             By: /s/ Julius Genachowski
                                                -----------------------
                                             Name:  Julius Genachowski
                                             Title: Senior Vice President and
                                                    General Counsel

      Date: January 29, 2002




                                  EXHIBIT INDEX

      Exhibit No.                        Description

      99.1            USA Networks, Inc. Presentation prepared January 29, 2002.